LIVANOVA PLC 2025 DIRECTOR INCENTIVE AWARD PLAN (Adopted by the Board of Directors of LivaNova PLC on April 23, 2025, conditional on shareholder approval.) (Approved by the shareholders of LivaNova PLC on June 11, 2025.) ARTICLE 1 PURPOSE The purpose of the LivaNova PLC 2025 Director Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of LivaNova PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), by linking the individual interests of the non- Executive members of the Board to those of Company shareholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of non- Executive members of the Board upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. ARTICLE 2 DEFINITIONS AND CONSTRUCTION Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates. 2.1. “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in ARTICLE 11. With reference to the duties of the Board under the Plan which have been delegated to one or more persons pursuant to Section 11.6, the term “Administrator” shall refer to such person(s) unless the Board has revoked such delegation. 2.2. “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time. 2.3. “Applicable Law” shall mean any applicable law, including without limitation: (a) the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign, applicable in the United Kingdom, United States or any other jurisdiction; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. 2.4. “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or SAR Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or SAR Term, as applicable). 2.5. “Award” shall mean an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan. 2.6. “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.7. “Board” shall mean the Board of Directors of the Company. 2.8. “Change in Control” shall mean: (a) a Sale; or (b) a Takeover. The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred, the date of the occurrence of such Change in Control and any incidental matters relating thereto. To the extent that any amount payable under the Plan constitutes non-exempt “deferred compensation” for purposes of Section 409A and would otherwise be payable or distributable under the Plan by reason of the occurrence of a Change in Control, such amount or benefit will not be payable or distributable to any Holder who is subject to Section 409A by reason of such Change in Control unless the circumstances giving rise to such Change in Control constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5). If this provision prevents the payment or distribution of any amount, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Plan that is permissible under Section 409A. 2.9. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award. 2.10. “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee of the Board described in ARTICLE 11 hereof. 2.11. “Company” shall have the meaning set forth in ARTICLE 1. 2.12. “Control” shall have the meaning given in Section 995(2) of the Income Tax Act 2007, unless otherwise specified; 2.13. “Director” shall mean a member of the Board, as constituted from time to time. 2.14. “Director Limit” shall have the meaning set forth in Section 4.6. 2.15. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2. 2.16. “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder. 2.17. “Effective Date” shall mean June 11, 2025, corresponding to the date on which the Plan was approved by the shareholders of the Company. 2.18. “Eligible Individual” shall mean any person who is a Non-Executive Director, as determined by the Administrator. 2.19. “Employee” shall mean any person who is an employee of the Company or of any Subsidiary, including any employee who is also a director or officeholder of the Company or of any Subsidiary. 2.20. “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its shareholders, such as a dividend in specie, sub-division of shares, consolidation of shares, spin-off or demerger, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of the Shares (or other securities) and causes a change in the per- share value of the Shares underlying outstanding Awards.

2.21. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time. 2.22. “Expiration Date” shall have the meaning given to such term in Section 12.1(c). 2.23. “Fair Market Value” shall mean, as of any given date, the closing sales price for a Share as quoted on the Nasdaq Global Select Market for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. 2.24. “Holder” shall mean a person who has been granted an Award. 2.25. “Non-Executive Director” shall mean a Director of the Company who is not an Employee. 2.26. “Option” shall mean a right to purchase Shares at a specified exercise price, granted under ARTICLE 5. 2.27. “Option Term” shall have the meaning set forth in Section 6.3. 2.28. “Organizational Documents” shall mean, collectively: (a) the Company’s memorandum and articles of association; and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee. 2.29. “Other Stock or Cash Based Award” shall mean a cash bonus award, share bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, stock payments and performance awards. 2.30. “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law. 2.31. “Plan” shall have the meaning set forth in ARTICLE 1. 2.32. “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan. 2.33. “Restricted Stock” shall mean Shares awarded under ARTICLE 7 that are subject to certain restrictions and may be subject to risk of forfeiture or repurchase. 2.34. “Restricted Stock Units” shall mean the right to receive Shares awarded under ARTICLE 8. 2.35. “Sale” shall mean the sale of all or substantially all of the assets of the Company. 2.36. “SAR Term” shall have the meaning set forth in Section 6.3. 2.37. “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date. 2.38. “Securities Act” shall mean the Securities Act of 1933, as amended. 2.39. “Shares” shall mean ordinary shares in the capital of the Company. 2.40. “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount (in cash or Shares, at the discretion of the Administrator) determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any caps or limitations the Administrator may impose. 2.41. “Subsidiary” shall mean a company that is a subsidiary of the Company within the meaning of Section 1159 of the Companies Act 2006. 2.42. “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right. 2.43. “Takeover” shall mean if any person (or a group of persons acting in concert) (the “Acquiring Person”): (a) obtains Control of the Company as the result of making a general offer to:- (i) acquire all of the issued ordinary share capital of the Company, which is made on a condition that, if it is satisfied, the Acquiring Person will have Control of the Company; or (ii) acquire all of the shares in the Company which are of the same class as the Shares; or (b) obtains Control of the Company as a result of a compromise or arrangement sanctioned by a court under Section 899 of the Companies Act 2006, or sanctioned under any other similar law of another jurisdiction; or (c) becomes bound or entitled under Sections 979 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Shares; or (d) obtains Control of the Company in any other way. 2.52 “Tax Liability” shall have the meaning set forth in Section 10.2(a). 2.44. “Termination of Service” shall mean, with respect to any Holder, the time when such Holder ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, removal from office, death or retirement, but excluding a termination where the Holder simultaneously commences an employment or engagement with the Company or any Subsidiary. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred.

ARTICLE 3 SHARES SUBJECT TO THE PLAN 3.1. Number of Shares. (a) Subject to Sections 3.1(b) and 12.2, the maximum aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 300,000. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market. (b) If any Shares subject to an Award are forfeited, if any Award or any portion of an Award lapses or expires, if any Shares subject to an Award are converted to shares of another Person in connection with a Takeover, Sale, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or if any Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder), the Shares subject to such Award shall, to the extent of such forfeiture, lapse, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an any Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the settlement of the Stock Appreciation Right in Shares upon on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. (c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre- existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination. ARTICLE 4 GRANTING OF AWARDS 4.1. Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual or other Person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other Person shall participate in the Plan. 4.2. Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program).

4.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. 4.4. No Right to Continued Office. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue as a Director of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to remove from office or otherwise discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change any Holder’s terms and conditions of appointment, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary. 4.5. Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Non-Executive Directors, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such sub- plans and/or modifications shall increase the share limitation contained in Section 3.1 or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange. 4.6. Director Limit. The sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards granted to a Non-Executive Director during any calendar year shall not exceed $500,000 (the “Director Limit”). ARTICLE 5 GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS 5.1. Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan. 5.2. Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted. Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code. 5.3. Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder or the first sentence of this Section 5.3 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the

Holder or otherwise, and may amend, subject to Section 10.7 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise. 5.4. Option and SAR Vesting. (a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option: (i) no portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable; and (ii) the portion of an Option that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service. (b) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Stock Appreciation Right: (i) no portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (ii) the portion of a Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service. 5.5. Substitution of Stock Appreciation Rights; Early Exercise of Options. The Administrator may provide in the applicable Program or Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining term as the substituted Option. The Administrator may provide in the terms of an Award Agreement that the Holder may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested shares of Restricted Stock with respect to any unvested portion of the Option so exercised. Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Administrator shall determine. ARTICLE 6 EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS 6.1. Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this ARTICLE 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator. 6.2. Manner of Exercise. Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the share plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable: (a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof; (b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.

(c) In the event that the Option or Stock Appreciation Right shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and (d) Full payment (which term shall include an arrangement for full payment having been made) of any Tax Liability arising on exercise (or partial exercise) of the Option or Stock Appreciation Right (or in respect of the issue of Shares pursuant to such exercise (or partial exercise)), and, in the case of an Option, full payment of the exercise price, in a manner permitted by the Administrator in accordance with Sections 9.1 and 9.2. 6.3. Expiration of Option Term or SAR Term: Automatic Exercise of In-The-Money Options and Stock Appreciation Rights. Unless otherwise provided by the Administrator in an Award Agreement or otherwise or as otherwise directed by an Option or Stock Appreciation Rights Holder in writing to the Company, each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Option or Stock Appreciation Rights Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.1(b) or 10.1(c) and the Company or any Subsidiary shall be entitled to deduct or withhold an amount sufficient to satisfy any Tax Liability associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 6.3 shall not apply to an Option or Stock Appreciation Right if the Holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.3. ARTICLE 7 AWARD OF RESTRICTED STOCK 7.1. Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law. 7.2. Rights as Shareholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3. In addition, with respect to a share of Restricted Stock, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests. 7.3. Restrictions. All Restricted Stock (including any shares received by Holders thereof with respect to Restricted Stock as a result of any dividend in specie, sub-division of shares, consolidation of shares, or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement. By action taken after the Restricted Stock is issued, in the event of a Holder’s Termination of Service due to: (a) death or disability, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement; or

(b) retirement, the Administrator may, on such terms and conditions as it may determine to be appropriate, determine that such Restricted Stock shall continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement. 7.4. Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company or a person nominated by the Company without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company or a person nominated by the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per Share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that in the event of a Holder’s Termination of Service due to: (a) death or disability, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase; or (b) retirement, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, but shall continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement. 7.5. Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service. ARTICLE 8 AWARD OF RESTRICTED STOCK UNITS 8.1. Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. 8.2. Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion. 8.3. Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law. 8.4. Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and non-forfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. 8.5. Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of: (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Shares as determined by the Administrator. 8.6. Settlement after Termination of Service. An Award of Restricted Stock Units shall only be settled (whether by a distribution of Shares or a payment in cash) while the Holder is a Director; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award: (a) may be settled subsequent to a Termination of Service in the event of a Holder’s Termination of Service due to death or disability; or (b) may continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement. ARTICLE 9 AWARD OF OTHER STOCK OR CASH BASED AWARDS AND DIVIDEND EQUIVALENTS 9.1. Other Stock or Cash Based Awards. The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, performance goals, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled. 9.2. Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Shares, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the Award vests. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. ARTICLE 10 ADDITIONAL TERMS OF AWARDS 10.1. Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check; (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required;

(c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale; (d) other form of legal consideration acceptable to the Administrator in its sole discretion; or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act. 10.2. Responsibility for Taxes and Tax Withholding. (a) As a condition of the grant, vesting and/or exercise of any Award (or any Substitute Award) granted to a Holder, the ultimate liability for all income tax, National Insurance contributions and any other social security contributions (including employer’s National Insurance contributions or other employer’s social security contributions to the extent such amounts may be lawfully recovered from the relevant Holder, unless the Company decides not to pursue such recovery at its absolute discretion), or any other relevant taxes (including, but not limited, to any federal, state, local or foreign taxes) or tax related items (or any equivalent or similar taxes, contributions or other relevant tax-related items in any relevant jurisdiction) or required deductions, withholdings or payments legally applicable to the relevant Holder related to: (i) the grant, vesting or exercise of or any benefit derived from an Award (or any Substitute Award); (ii) the transfer or issue of Shares or cash to a Holder on satisfaction of an Award (or any Substitute Award); (iii) any restrictions applicable to Shares held by a Holder ceasing to apply to those Shares; (iv) the disposal of any Shares by or on behalf of a Holder; or (v) participation in the Plan (any, a “Tax Liability”) is and remains the responsibility of the relevant Holder and may exceed the amount actually withheld by the Company. (b) The Company shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy any Tax Liability required by law to be withheld or otherwise arising with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. (c) The Holder irrevocably agrees to pay to the Company the amount of any Tax Liability or enter into arrangements to the satisfaction of the Company for payment of any Tax Liability that the Company is required or authorized, or reasonably believes it is required or authorized, to withhold, pay, or account for, including (but not limited) by way of (i) cash of or check for the relevant amount paid or made payable, as applicable, to the Company with respect to which the relevant Tax Liability arises; (ii) withholding from the Holder’s fees or other compensation paid to the Holder by the Company, including (for the avoidance of doubt) any payment due to the Holder pursuant to the relevant Award, (iii) withholding from proceeds of the sale of Shares acquired on satisfaction of an Award either through a voluntary sale or through a mandatory sale arranged by the Company (on the Holder’s behalf pursuant to this authorization) without further consent, (iv) withholding Shares that would otherwise be issued upon satisfaction of an Award or (v) in any combination of the foregoing or such other method as determined by the Company or the Administrator. (d) The Holder will indemnify and keep indemnified the Company from and against any liability for or obligation to pay any Tax Liability, regardless of any action taken by the Company. The Company makes no representation or undertaking regarding the treatment of any Tax Liability in connection with the grant, vesting, exercise or payment of any Award (or any Substitute Award), any subsequent disposal of Shares or the receipt of any dividend. The Company does not commit to nor is under any obligation to structure any Award (or any Substitute Award) to reduce or eliminate any Tax Liability or to achieve any particular tax result.

10.3. Transferability of Awards. (a) Except as otherwise provided in Sections 10.3(b) and 10.3(c): (i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed; (ii) No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and (iii) During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the Applicable Laws of descent and distribution. (b) Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Holder); and (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. (c) Notwithstanding Section 10.3(a), a Holder may, if permitted, and in the manner determined, by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state or jurisdiction, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death. 10.4. Conditions to Issuance of Shares. (a) The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law. (b) All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock). (c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator. (d) No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down. (e) The Company, in its sole discretion, may (i) retain physical possession of any share certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the share certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock transfer form, endorsed in blank, relating to such Shares. (f) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or share plan administrator). 10.5. Malus and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the terms of Applicable Law, regulation and governance codes that regulate or govern executive remuneration and compensation from time to time and the provisions of any malus or claw-back policy implemented by the Company, including, without limitation, any malus or claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such malus or claw-back policy and/or in the applicable Award Agreement. 10.6. Prohibition on Repricing. Subject to Section 11.2, the Administrator shall not, without the approval of the shareholders of the Company: (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share; or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any dividend in specie, sub-division of shares, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash or other Awards with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the shareholders of the Company. 10.7. Amendment of Awards. Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, and changing the date of exercise or settlement. The Holder’s consent to such action shall be required unless: (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder; or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.9). 10.8. Data Protection. The Holder acknowledges and understands that the Company and its Subsidiaries, as applicable, shall process personal information about the Holder for the purpose of managing and administering the Plan and the Awards, as described in the relevant Award Agreement and subject to Applicable Law. ARTICLE 11 ADMINISTRATION 11.1. Administrator. The full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan (except as otherwise permitted herein), and the term “Administrator” as used in the Plan shall be deemed to refer to the Board. The Board may delegate its authority hereunder to the extent permitted by Section 11.6. 11.2. Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.5, 10.7 or 12.9. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Nasdaq Rule 5605(d) or any successor rule are required to be determined in the sole discretion of the Committee. 11.3. Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any director, officer or employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. 11.4. Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to: (a) Designate Eligible Individuals to receive Awards; (b) Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan); (c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate; (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered; (f) Prescribe the form of each Award Agreement, which need not be identical for each Holder; (g) Decide all other matters that must be determined in connection with an Award; (h) Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan; (i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; (k) Permit any Award or portion thereof to continue to vest on the date(s) set out in the applicable Program or Award Agreement in the event of a Holder’s Termination of Service due to retirement, subject to whatever terms and conditions it selects; and (l) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof in the event of a Holder’s Termination of Service due to death or disability, subject to whatever terms and conditions it selects and Section 12.2. 11.5. Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all Persons. 11.6. Delegation of Authority. The Board may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this ARTICLE 11 provided, however, that in no event shall a member of the Board or an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by: (a) such individual; (b) any other individual to whom authority to grant or amend Awards has been delegated hereunder; or (c) any individual who is subject to Section 16 of the Exchange Act; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board, and the Board may abolish any committee at any time and re-vest in itself any previously delegated authority. ARTICLE 12 MISCELLANEOUS PROVISIONS 12.1. Amendment, Suspension or Termination of the Plan. (a) Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 10.5, 10.7 or 12.9, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. (b) Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s shareholders: (i) increase the limit imposed in

Section 3.1 on the maximum number of Shares which may be issued under the Plan or the Director Limit, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 10.6, (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6, or (iv) any other action that may require approval of the Company’s shareholders under Applicable Law. (c) No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after April 23, 2035 (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement. 12.2. Changes in Shares or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events. (a) In the event of any dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company, or the share price of the Company’s shares, other than an Equity Restructuring, the Administrator will make equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. (b) In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards: (i) To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment); (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator; (iii) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future; (iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;

(v) To replace such Award with other rights or property selected by the Administrator; and/or (vi) To provide that the Award cannot vest, be exercised or become payable after such event. (c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b): (i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or (ii) The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan). (d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to this Section 12.2, such Award shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. (e) In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award, the Administrator may cause (i) any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property pursuant to Section 12.2(b)(i) or (ii) any or all of such Award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Award to lapse. If any such Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the expiration of such period. (f) For the purposes of this Section 12.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether in shares, cash, or other securities or property) received in the Change in Control by holders of the Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely shares of the successor (or acquiring) corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely shares of the successor (or acquiring) corporation or its parent equal in fair market value to the per-share consideration received by holders of the Shares in the Change in Control. (g) The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan. (h) Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent it would (i) result in short- swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (ii) cause an Award to fail to be exempt from or comply with Section 409A. (i) The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of shares or of options, warrants or rights to purchase shares or of bonds, debentures, or preference shares whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. (j) In the event of any pending dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares, or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Shares or the share price of the Shares including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction. 12.3. No Shareholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares. 12.4. Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system. 12.5. Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Directors of the Company or any Subsidiary; or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, share or assets of any corporation, partnership, limited liability company, firm or association. 12.6. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law. 12.7. Titles and Headings, References to Sections of Applicable Law. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act or any other Applicable Law shall include any amendment or successor thereto. 12.8. Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction. 12.9. Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award

Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to: (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award; or (b) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.9 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A. 12.10. Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary. 12.11. Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. 12.12. Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder. 12.13. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries. * * *